Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
17.	Income Taxes

The provision (benefit) for income tax attributable to income (loss) from continuing operations before income taxes consisted of (in thousands):

	Year Ended December 31,
	2014	2013	2012
Current:
Federal	$(109,565)	$21,773	$1,457
State	5,339	1,646	122
Total current taxes	(104,226)	23,419	1,579

Deferred:
Federal	147,797	(107,651)	33,446
State	196	(1,929)	3,885
Total deferred taxes	147,993	(109,580)	37,331
Total income tax expense (benefit)	$43,767	$(86,161)	$38,910

The Company’s provision (benefit) for income taxes was different from the amount computed by applying the statutory federal income tax rate of 35% to the underlying income before income taxes as a result of the following (in thousands):

	Year Ended December 31,
	2014	2013	2012
Taxes at the U.S. federal statutory rate	$44,788	$(83,109)	$34,870
State income taxes, net of federal tax impact	3,822	(859)	3,964
Tax loss on the sale of WRI	(5,786)	—	—
Non deductible transaction costs	2,594	—	—
Other, net	(1,651)	(2,193)	76
Total income tax expense (benefit)	$43,767	$(86,161)	$38,910
Effective income tax rate	34.2%	36.3%	39.1%

Excluded from the calculation of our effective income tax rate for 2012 is a $400,000 benefit for the 2012 Energy Efficiency Credit that was not extended retroactively in law until the American Taxpayer Relief Act of 2012 was enacted in January 2013.

Deferred taxes consisted of the following at December 31, 2014 and 2013 (in thousands):

	Year Ended
	December 31,
	2014	2013
Deferred tax assets:
Impairment and other valuation reserves	$110,816	$230,430
Incentive compensation	2,646	15,892
Indirect costs capitalized	27,202	17,068
Net operating loss carryforwards (state)	29,975	34,000
Transaction costs	2,610	—
State taxes	1,368	—
Other costs and expenses	17,230	21,970
Gross deferred tax assets	191,847	319,360
Valuation allowance	(6,233)	(8,300)
Deferred tax assets, net of valuation allowance	185,614	311,060

Deferred tax liabilities:
Interest capitalized	(2,590)	(3,040)
Basis difference in inventory	(14,029)	(14,007)
Fixed assets	(555)	—
Intangibles	(8,944)	(2,463)
Other	(1,675)	(2,567)
Deferred tax liabilities	(27,793)	(22,077)
Net deferred tax assets	$157,821	$288,983

In connection with the Merger, the Company acquired $16.8 million of net deferred tax assets and assumed $15.5 million of liabilities for uncertain tax positions.

The Company accounts for income taxes in accordance with ASC 740, which requires an asset and liability approach for measuring deferred taxes based on temporary differences between the financial statements and tax bases of assets and liabilities using enacted tax rates for the years in which taxes are expected to be paid or recovered. Each quarter we assess our deferred tax asset to determine whether all or any portion of the asset is more likely than not unrealizable under ASC 740. We are required to establish a valuation allowance for any portion of the asset we conclude is more likely than not to be unrealizable. Our assessment considers, among other things, the nature, frequency and severity of our current and cumulative losses, forecasts of our future taxable income, the duration of statutory carryforward periods and tax planning alternatives.

As of December 31, 2014, the Company had state net operating loss carryforward of $679.4 million, which will expire between 2015 and 2034. We had a valuation allowance related to deferred tax assets of $6.2 million and $8.3 million as of December 31, 2014 and December 31, 2013, respectively, related to certain state net operating loss carryforwards as the tax benefits from those state losses are not more likely than not to be realized.  The decrease in the valuation allowance in 2014 is principally due to the expiration of state net operating loss carryovers on which a full valuation allowance was previously recorded.

The Company will continue to evaluate both positive and negative evidence in determining the need for a valuation allowance against its deferred tax assets. Changes in positive and negative evidence, including differences between the Company’s future operating results and the estimates utilized in the determination of the valuation allowance, could result in changes in the Company’s estimate of the valuation allowance against its deferred tax assets. The accounting for deferred taxes is based upon estimates of future results. Differences between the anticipated and actual outcomes of these future results could have a material impact on the Company’s consolidated results of operations or financial position. Also, changes in existing federal and state tax laws and tax rates could affect future tax results and the valuation allowance against the Company’s deferred tax assets.

Unrecognized tax benefits represent potential future obligations to taxing authorities if uncertain tax positions we have taken on previously filed tax returns are not sustained. These amounts represent the gross amount of exposure in individual jurisdictions and do not reflect any additional benefits expected to be realized if such positions were not sustained, such as federal deduction that could be realized if an unrecognized state deduction was not sustained.

The Company files income tax returns in the U.S., including federal and multiple state and local jurisdictions. The Company’s tax years 2010-2014 will remain open to examination by the federal and state authorities for three and four years, respectively, from the date of utilization of any net operating loss or credit carryforwards.

WRECO was part of the consolidated federal group of Weyerhaeuser NR Company, the Former Parent, through the tax period ended July 7, 2014. During 2013, the IRS completed the examination of the consolidated federal income tax returns for the taxable years 2008-2010. During April 2014, Weyerhaeuser NR Company’s 2012 consolidated federal income tax return was opened for examination. At this point, no adjustments are expected. In connection with the Merger, the Former Parent retained the obligation for uncertain tax positions arising through July 7, 2014. As a result, there is no liability for WRECO’s uncertain tax positions at July 7, 2014. No new uncertain tax positions were identified with respect to WRECO at December 31, 2014. Under the Tax Sharing Agreement, any additional tax liabilities that may arise as a result of the tax examinations of the pre-Merger periods are reimbursed by the Former Parent.

The following table summarizes the activity related to the Company’s gross unrecognized tax benefits (in thousands):

	Year Ended
	December 31,
	2014	2013
Balance at beginning of year	$—	$—
Increase due to Merger	16,716	—
Increases (Decreases) related to current year tax positions	(1,859)	—
Balance at end of year	$14,857	$—

The amount of unrecognized tax benefit that, if recognized and realized, would affect the effective tax rate is none as of December 31, 2014. Management believes it is reasonably possible that the total amount of unrecognized tax benefits will decrease within the next 12 months.

The Company classifies interest and penalties related to income taxes as part of income tax expense.  Accrued interest and penalties are included within the related liabilities in the balance sheet. The Company has recorded $48,000 of unpaid interest as a result of uncertain tax positions as of December 31, 2014.

Prior to the Merger, WRECO was included in the Weyerhaeuser NR Company consolidated federal income tax return and certain state income tax filings.  Income taxes were allocated using the pro rata method, which means our tax provisions and resulting income tax receivable from or payable to Weyerhaeuser NR Company represent the income tax amounts allocated to us on pro rata share method based upon our actual results. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases and for operating loss and tax credit carryforwards which exist for Weyerhaeuser NR Company and are attributable to our operations.

If we were to calculate income taxes using the separate return method, the effect on pro forma unaudited income from continuing operations and pro forma unaudited earnings per share would be as follows (in thousands, except per share amounts):

	Year Ended December 31,
	2014	2013	2012
Income (loss) from continuing operations before taxes
as reported in the accompanying financial statements	$127,964	$(237,454)	$99,629
(Provision) benefit for income taxes assuming computation
on a separate return basis	(49,553)	86,161	(38,910)
Pro forma income (loss) from continuing operations	$78,411	$(151,293)	$60,719

Pro forma earnings per share - basic	$0.54	$(1.17)	$0.47
Pro forma earnings per share - diluted	$0.54	$(1.17)	$0.47

Assuming computation on a separate return basis, our income tax provision would have increased by $5.8 million for the year ended December 31, 2014 related to the tax loss on the sale of Weyerhaeuser Realty Investors, Inc. to Weyerhaeuser NR Company that would not have provided a benefit to our income tax provision assuming computation on a separate return basis.  There would be no change to our income tax provision for the years ended December 31, 2013 and 2012.

Refer to Note 18, Related Party Transactions, for a description of the tax sharing agreement between TRI Pointe and Weyerhaeuser.